JOINDER AGREEMENT

     THIS JOINDER AGREEMENT is made and entered into by the undersigned with reference to the following facts:

     A. I am acquiring simultaneously with the execution of this Joinder Agreement 1,000,000 shares of Series B Preferred Stock and 1,000,000 shares of Common Stock (the "Shares") of SCOVILL HOLDINGS INC., a Delaware corporation (the "Company"); and

     B. As a condition to the acquisition of the Shares I have agreed to join in a stockholders agreement dated as of November 26, 1997 (the "Stockholders Agreement"), a copy of which has been furnished to me, among the Company, the Management Investors and the Non-Management Investors party thereto.

     I therefore agree as follows:

     1. I hereby join in the Stockholders Agreement and agree to be bound by all of the terms and provisions thereof as though I were an original party thereto and were included in the definition of Non-Management Investor, as used therein.

     2. I hereby consent that the certificate or certificates to be issued to me representing the Shares shall bear the following legend in addition to any other legend:

     "THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE, OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE, OR ANY INTEREST IN SUCH SHARES, IS RESTRICTED BY THE TERMS OF THE STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 26, 1997, TO WHICH THE COMPANY IS A PARTY, COPIES OF WHICH ARE ON FILE AT THE OFFICES OF THE COMPANY AND MAY BE OBTAINED ON REQUEST."



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                                      -2-

     IN WITNESS WHEREOF, the undersigned has executed this agreement this 20th day of February, 1998.



                                     CO-INVESTMENT PARTNERS, L.P.


                                     By:  CIP Partners, LLC,
                                          its general partner


                                     By: /s/ Christian A. Melhado
                                         -------------------------------
                                         Name:  Christian A. Melhado
                                         Title: Member